                                  Exhibit 31.1

                            Section 302 Certification
                        of David R. Schroder (President)

                                  CERTIFICATION

     I, David R. Schroder, certify that:

     1. I have reviewed this annual report on Form 10-K of MACC Private Equities
Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or  omit to sate a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the condition,  results of  operations  and cash flows of the  registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

          a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls or procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and presented in this report our conclusions about the effectiveness of the controls and procedures, as of the end of the period covered by this report based on such  evaluation;  and c) Presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the  registrant's  auditors  and the audit  committee of  registrant's  board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize and report financial information; and

          b) any fraud,  whether or not material,  that  involves  management or other employees who have a significant  role in the  registrant's  internal controls.

Date: December 28, 2006

           /s/ David R. Schroder
         ---------------------------
         David R. Schroder
         President and Secretary